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                                                                  EXECUTION COPY











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                    AMENDED AND RESTATED LLC PLEDGE AGREEMENT

                                  by and among

                                PG&E CORPORATION,
                                   as Pledgor

                        PG&E NATIONAL ENERGY GROUP, LLC,
                                    as Issuer

                          LEHMAN COMMERCIAL PAPER INC.,
                             as Administrative Agent

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                               as Collateral Agent
                   for the benefit of the Lenders, as Pledgee

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                            Dated as of June 25, 2002

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                              LLC PLEDGE AGREEMENT

                  AMENDED AND RESTATED LLC PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of June 25, 2002, among PG&E CORPORATION, a corporation organized and existing under the laws of the State of California (the "Pledgor"), PG&E NATIONAL ENERGY GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the "Issuer"), LEHMAN COMMERCIAL PAPER INC., a corporation organized and existing under the laws of the State of New York, as Administrative Agent for the lenders (the "Lenders") from time to time parties to the Credit Agreement described below and DEUTSCHE BANK TRUST COMPANY AMERICAS (the "Pledgee"), as Collateral Agent for the benefit of the Lenders.

                              W I T N E S S E T H :

         WHEREAS, the Pledgor is a party to the Credit Agreement, dated as of March 1, 2001 (as amended, the "Existing Credit Agreement"), with the lenders parties thereto, Lehman Commercial Paper Inc., as Administrative Agent, and others, pursuant to which such lenders made the Tranche A Loan (as defined in the Existing Credit Agreement, the "Existing Tranche A Loan") and the Tranche B Loan (as defined in the Existing Credit Agreement, the "Existing Tranche B Loan");

         WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Pledgor, the Lenders parties thereto, the Administrative Agent and others, the Existing Credit Agreement is being amended and restated in its entirety to modify certain of the terms applicable to the Existing Tranche A Loan, to reflect the repayment of the Existing Tranche B Loan and to provide for the making of an additional Tranche B Loan to the Pledgor;

         WHEREAS, the Pledgor, as Class A Member, owns one hundred percent (100%) of the issued and outstanding limited liability company interests of the Issuer;

         WHEREAS, the Pledgor, the Issuer, the Administrative Agent, the Pledgee, acting as Collateral Agent for the Lenders, and others, are parties to the LLC Pledge Agreement, dated as of March 1, 2001 (the "Existing LLC Pledge Agreement"); and

         WHEREAS, it is a condition precedent to the obligation of the Lenders to agree to amend and restate the Existing Credit Agreement and to make an additional Tranche B Loan to the Pledgor that the Existing LLC Pledge Agreement shall have been amended and restated as provided herein;

         NOW, THEREFORE, in consideration of the foregoing premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent, for the benefit of the Lenders, to amend and restate the Existing LLC Pledge Agreement to read in its entirety as follows:

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         1.    SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Pledgee, acting as Collateral Agent for the benefit of the Lenders (as more particularly described in Sections 3.1 and 3.2) to secure:

         (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations of the Pledgor and the Issuer under the Credit Agreement and the other Financing Documents and the obligations of the Issuer and the Pledgor under the Option Agreement, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, and the due performance and compliance by the Pledgor and the Issuer with the terms thereof;

         (ii) any and all sums advanced by the Pledgee or any Lender in order to preserve the Collateral or preserve its security interest in the Collateral (as defined below); and

         (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) and (ii) above, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder with respect thereto, together with reasonable attorneys' fees and court costs related thereto, all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iii) of this Section 1, whether now existing or hereafter arising, that are (x) owing to the Tranche A Lenders, being herein called the "Tranche A Secured Obligations", and (y) owing to the Tranche B Lenders, being herein called the "Tranche B Secured Obligations" (collectively, the "Secured Obligations").

         2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in Appendix A to the Credit Agreement shall be used herein as therein defined and the principles of construction set forth in Appendix A to the Credit Agreement shall apply to this Agreement.

         (b) In addition, the following capitalized terms used herein shall have the definitions specified below:

         "Agreement" has the meaning set forth in the first paragraph hereof.

         "Collateral" has the meaning set forth in Section 3.1 hereof.

         "Credit Agreement" has the meaning set forth in the second recital hereto.

         "Existing Credit Agreement" has the meaning set forth in the first recital hereto.

         "Existing LLC Pledge Agreement" has the meaning set forth in fourth recital hereto.

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         "Existing Tranche A Loan" has the meaning set forth in the first recital hereto.

         "Existing Tranche B Loan" has the meaning set forth in the first recital hereto.

         "Issuer" has the meaning set forth in the first paragraph hereof.

         "Lenders" has the meaning set forth in the first paragraph hereof.

         "Limited Liability Company Agreement" means the Amended and Restated Limited Liability Company Agreement of the Issuer, dated as of March 1, 2001, as amended, modified or supplemented from time to time and including any agreement which replaces such Limited Liability Company Agreement.

         "Limited Liability Company Assets" means all shares of capital stock, interests, rights, participations and/or rights in or other equivalents (however designated, whether voting or nonvoting), at any time owned in NEG, Inc. or any other company.

         "Limited Liability Company Interests" means the entire limited liability company membership interest at any time owned by the Pledgor in the Issuer.

         "Pledgee" has the meaning set forth in the first paragraph hereof.

         "Pledgor" has the meaning set forth in the first paragraph hereof.

         "Proceeds" has the meaning given such term in the UCC.

         "Process Agent" has the meaning set forth in Section 24 hereof.

         "Secured Obligations" has the meaning set forth in Section 1 hereof.

         "Securities Act" means the Securities Act of 1933, as amended and as in effect from time to time.

         "Tranche A Secured Obligations" has the meaning set forth in Section 1 hereof.

         "Tranche B Secured Obligations" has the meaning set forth in Section 1 hereof.

         "Transition Date" means the date upon which the Senior Obligations (as defined in the Intercreditor Agreement) shall have been indefeasibly paid in full in cash.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York, the State of Delaware and the State of Maryland, as applicable, from time to time.

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         3. PLEDGE OF LIMITED LIABILITY COMPANY INTERESTS, ETC.

         3.1 Pledge. (a) The Pledgor hereby confirms that pursuant to the Existing LLC Pledge Agreement the Pledgor transferred, pledged and assigned to the Pledgee, and granted to the Pledgee a first priority security interest in, all of the right, title and interest of the Pledgor in and to the following, whether now existing or hereafter from time to time acquired by the Pledgor (collectively, the "Collateral"); and the Pledgor does hereby repeat and confirm, on and as of the date hereof, such transfer, pledge, assignment and grant of a first priority security interest:

             (i) all Limited Liability Company Interests and all of the Pledgor's right, title and interest in the Issuer, including, without limitation:

                 (A) all the capital thereof and the Pledgor's interest in all profits, losses, Limited Liability Company Assets and other distributions to which the Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                 (B) all other payments due or to become due to the Pledgor in respect of such Limited Liability Company Interests, whether under the Limited Liability Company Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                 (C) all of the Pledgor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under the Limited Liability Company Agreement or otherwise, or at law or otherwise in respect of Limited Liability Company Interests;

                 (D) all of the Pledgor's rights under the Limited Liability
             Company Agreement or at law or otherwise to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify the Limited Liability Company Agreement, if any, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of such Limited Liability Company Interests and the Issuer, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or give receipt for any of the foregoing or to file any claims and to take any action in connection with any of the foregoing; and

                 (E) all other property hereafter delivered in substitution for any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, distributions rights and other property at any time and from time to time

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              received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

              (ii) to the extent that the Pledgor shall at any time have any right, title or interest therein, all shares of Capital Stock of NEG, Inc.; and

              (iii) all Proceeds of any and all of the foregoing.

The foregoing transfer, pledge, assignment and grant of a first priority security interest is made to secure the prompt and complete payment and performance when due of all Tranche A Secured Obligations.

         (b) The Pledgor does hereby transfer, pledge and assign to the Pledgee, and does hereby grant to the Pledgee a second priority security interest in, all of the right, title and interest of the Pledgor in all Collateral whether now existing or hereafter acquired by the Pledgor. The foregoing transfer, pledge, assignment and grant of a second priority security interest is made to secure the prompt and complete payment and performance when due of the Tranche B Secured Obligations.

         (c) The security interest granted in Section 3.1(a) shall be senior in priority to the security interest granted in Section 3.1(b).

         3.2 Separate Security Interests. The security interests created pursuant to each of Section 3.1(a) and 3.1(b) are separate and distinct security interests in the Collateral.

         3.3 Procedures. (a) To the extent that the Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, the Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the
Pledgee:

         (i) if such Collateral is Limited Liability Company Interest evidenced by a certificate, the Pledgor shall deliver such certificate to the Pledgee, indorsed to the Pledgee or indorsed in blank or together with duly executed stock powers; and

         (ii) if such Collateral is Limited Liability Company Interest not represented by a certificate, the Pledgor shall take all actions required to perfect the security interest of the Pledgee therein under applicable Law, including, without limitation, causing the Issuer to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee substantially in the form of Annex C hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be, in the case of modifications requested by the Pledgee, reasonably satisfactory to the Pledgor or the Issuer and, in the case of modifications requested by the Pledgor, reasonably satisfactory to the Pledgee or the Issuer) pursuant to which the Issuer agrees to comply with any and all instructions originated by the Pledgee without further

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    consent by the registered owner and not to comply with instructions regarding such Limited Liability Company Interest originated by any other Person other than a court of competent jurisdiction; and

         (b) In addition to the actions required to be taken pursuant to Section 3.3(a) hereof, the Pledgor shall from time to time, at the sole expense of the Pledgor, cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, in form covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of any relevant State).

         3.4 Subsequently Acquired Collateral. If the Pledgor shall acquire (by purchase, dividend or similar distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to
Section 3.1 hereof and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.3 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of the Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Parties) hereunder and (ii) supplements to Annexes A and B hereto as are reasonably necessary to cause such annexes to be complete and accurate at such time.

         3.5 Transfer Taxes. Each pledge of Collateral under Section 3.1 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

         3.6 Certain Representations and Warranties Regarding the Collateral. The Pledgor represents and warrants that on the date hereof (i) the Limited Liability Company Interests held by the Pledgor consist of the number and type of interests described in Annex A hereto; (ii) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the Issuer as is set forth in Annex A hereto; (iii) the Pledgor has complied with the respective procedure set forth in Sections 3.3(a) and (b) hereof with respect to each item of Collateral hereunder; and (iv) the Limited Liability Company Interests pledged hereunder constitute 100% of the economic interest in the Issuer.

         4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

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         5.    VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided, that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of this Agreement or any other Financing Document, or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee in the Collateral. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable, and the Pledgee shall without further notice or consent be admitted and become a member of the Issuer.

         6. DIVIDENDS AND OTHER DISTRIBUTIONS. All cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral (other than proceeds of any foreclosure in respect of the Collateral pursuant to Section 7 hereof, which proceeds shall be distributed and applied as provided in Section 9 hereof) consisting of the Limited Liability Company Interests shall be paid to the Pledgee, to be applied, at the instruction of the Majority Tranche A Lenders (or, after the Transition Date, the Majority Tranche B Lenders), to the payment and repayment of the Loans pursuant to Section 3.2 of the Credit Agreement and the relevant provisions of the Intercreditor Agreement. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

         (i) all other or additional limited liability company interests, Limited Liability Company Assets or other property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

         (ii) all other or additional limited liability company interests or other property paid or distributed in respect of the Collateral by way of split, spin-off, split-up, reclassification, combination or similar rearrangement; and

         (iii) all other or additional limited liability company interests, Limited Liability Company Assets or other property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange, conveyance of assets, liquidation or similar reorganization.

         Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to have pledged to it proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

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         7.    REMEDIES IN CASE OF DEFAULT OR EVENT OF DEFAULT. Subject to the
Credit Agreement, if there shall have occurred and be continuing an Event of Default, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Financing Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights:

         (i)   to receive all amounts payable in respect of the Collateral;

         (ii) subject to the terms of the Limited Liability Company Agreement, to become a member of the Issuer without the consent of the Issuer or any member of the Issuer and to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

         (iii) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so) and to exercise any and all of the rights or powers of the Pledgor in its capacity as a member of the Issuer or otherwise under the Limited Liability Company Agreement;

         (iv) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor to the extent permitted by applicable Law), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, in each case, to the extent permitted by applicable Law. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any notice of sale has theretofore been given. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder (other than the right to pay the Secured Obligations in full), and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, to the extent permitted by applicable Law, the Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

         (v) to set-off any and all Collateral against any and all Secured Obligations and to apply such Collateral to the payment of any and all Secured Obligations.

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         If, pursuant to applicable Law, prior notice of any of the foregoing actions is required to be given to the Pledgee, the Pledgee hereby acknowledges that the minimum time required by such applicable Law, or if no minimum is specified, ten (10) days, shall be deemed a reasonable notice period.

         8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Financing Document, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Financing Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee to any other or further action in any circumstances without notice or demand.

         9. APPLICATION OF PROCEEDS (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied at the written instruction of the Majority Tranche A Lenders (or, after the Transition Date, the Majority Tranche B Lenders) for satisfaction of the Secured Obligations in the order provided in the Credit Agreement and the Intercreditor Agreement.

         (b) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Secured Obligations.

         10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt given by the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

         INDEMNITY. The Pledgor agrees (i) to indemnify and hold harmless the Pledgee and its successors, assigns, employees, officers, directors, agents and affiliates (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Financing Document (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct

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of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part or on the part of any of its nominees or sub-agents, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable Law. The provisions of this Section 11 shall survive the termination of this Agreement and the resignation or removal of any Indemnitee.

         12. PLEDGEE NOT A LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee liable as a member of the Issuer or the Pledgor and the Pledgee by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a member of the Issuer or the Pledgor. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, the Pledgor and/or any other Person.

         (b) Except as provided in the last sentence of paragraph (a) of this
Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of the Issuer or the Pledgor or otherwise be deemed to be a co-venturer with respect to the Pledgor, the Issuer and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Pledgee shall assume none of the duties, obligations or liabilities of a member of the Issuer or the Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

         (c) The Pledgee shall not be obligated to perform or discharge any obligation of the Pledgor as a result of the pledge hereby effected.

         (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

         13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (e) At any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Pledgee reasonably may deem appropriate in order to perfect and preserve the Pledgee's security interest in the Collateral and in order for the Pledgee to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction and the filing of any other equivalent or similar statement or document under any other applicable Law with any other applicable Governmental Authority with respect to the security interests granted hereby. The Pledgor also hereby authorizes the Pledgee to file any such financing or continuation statement

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without the signature of the Pledgor to the extent permitted by applicable Law.
If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately delivered to the Pledgee and pledged to the Pledgee hereunder, duly endorsed, to the extent necessary, to the Pledgee.

         The Pledgor shall not change its name, identity, principal place of business or place of organization in any manner unless the Pledgor shall have given the Pledgee at least sixty (60) days' prior written notice thereof and shall have taken, at the Pledgor's sole expense, all action necessary or reasonably requested by the Pledgee in order to continue the perfection and priority of the security interests in the Collateral intended to be created by this Agreement.

         (a) The Pledgor hereby appoints the Pledgee, such Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, to act from time to time, solely after the occurrence and during the continuance of an Event of Default and subject to the Credit Agreement, in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement.

         14.   [OMITTED]

         15. TRANSFER BY THE PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Financing Documents).

         16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. (a) The Pledgor represents, warrants and covenants that:

         (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of Limited Liability Company Interests and it has all rights in the Collateral necessary for the security interest purported to be created hereunder to attach (subject, in each case, to no pledge, lien, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

         (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

         (iii) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

         (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of the Pledgor or the Issuer) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority is required to be obtained by the Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

         (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable Law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, applicable to the Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement, partnership agreement or by-laws of the Pledgor or of any securities or other interests issued by the Pledgor or the Issuer, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which the Pledgor or the Issuer is a party or by which any of its assets may be bound and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of the Pledgor or the Issuer except as contemplated by this Agreement;

         (vi) all of the Collateral consisting of Limited Liability Company Interests has been duly and validly issued and acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights; and

         (vii) the pledge and collateral assignment to the Pledgee of the Collateral consisting of Limited Liability Company Interests, together with continued possession by the Pledgee of any certificates, instruments, documents or other writings evidencing the Limited Liability Company Interests and/or the making of relevant filings or recordings and/or any other action required to be taken in accordance with Section 3.3 (all of which have been made or taken, as the case may be), creates in favor of the Pledgee a valid and perfected first priority security interest in such Collateral, and the proceeds thereof, in each case, for the benefit of the holders of the Tranche A Secured Obligations and a valid and perfected second priority security interest in such Collateral and the proceeds thereof, in each case for the benefit of the holders of the Tranche B Secured Obligations, subject to no prior Lien or encumbrance (other than any Permitted Lien that is non-consensual lien arising by operation of law, and the Option Agreement) or to any agreement purporting to grant to any third party a Lien or encumbrance (other than any Permitted Lien that is non-consensual lien arising by operation of law) on the property or assets of the Pledgor which would include the Limited Liability Company Interests and the Pledgee is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests in respect of such Collateral.

         (b) The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee.

         17. CHIEF EXECUTIVE OFFICE; RECORDS. The chief executive office of the Pledgor is located at the address specified in Annex B hereto. The Pledgor will not move its chief executive office except to such new location as the Pledgor may establish in accordance with the last sentence of this Section 17. The originals of all documents in the possession of the Pledgor evidencing all Collateral, including but not limited to all Limited Liability Company Interests, and the only original books of account and records of the Pledgor relating thereto are, and will continue to be, kept at such chief executive office as specified in Annex B hereto, or at such new locations as the Pledgor may establish in accordance with the last sentence of this Section 17; provided that all certificates representing the Limited Liability Company Interests shall be delivered to and to be held by the Pledgee. All Limited Liability Company Interests (other than any certificates evidencing such Limited Liability Company Interests) are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office as specified in Annex B hereto, or such new locations as the Pledgor may establish in accordance with the last sentence of this Section 17. The Pledgor shall not establish a new location for its chief executive office or change its jurisdiction of organization until (i) it shall have given to the Pledgee not less than sixty (60) days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall have taken all action necessary or reasonably requested by the Pledgee to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for its chief executive office in accordance with the immediately preceding sentence, the Pledgor shall deliver to the Pledgee a supplement to Annex B hereto so as to cause such Annex B hereto to be complete and accurate.

         18. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (except as provided under Section 20), including, without limitation:
(i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Financing Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;
(ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee (except as provided under Section 20);
(iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or the Issuer, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

         19. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default, then upon receipt by the Pledgor from the Pledgee of a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Limited Liability Company Interests, the Pledgor as soon as practicable and at its expense will cause such registration to be effected (and be kept effective) and will cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested if such registration, qualification or compliance is necessary to permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided, that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

         (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Limited Liability Company Interests pursuant to Section 7 hereof, and the Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may sell such Collateral or part thereof, as the case may be, by private sale in such manner and under such circumstances as the Pledgee may deem necessary or reasonably advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any event the Pledgee (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability, except to the extent incurred by reason of its gross negligence, bad faith or willful misconduct, for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid.

         20. TERMINATION; RELEASE. (a) After payment in full of the Secured Obligations and termination of the Credit Agreement, this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder.

         (b) At any time that the Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in Section 20(a) hereof, it shall deliver to the Pledgee a certificate signed by a principal executive officer of the Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 20(a).

         21. NOTICES, ETC. All notices, requests, demands or other communications hereunder shall be made in the manner and with the effect provided in Section 9.3 of the Credit Agreement at the addresses provided below or at such other address as shall have been furnished in writing by the relevant Person to the party required to give notice hereunder:

         (a) If to the Pledgor, at:

             PG&E Corporation
             One Market, Spear Tower, Suite 2400
             San Francisco, CA 94105
             Attention:  Chief Counsel
             Tel: (415) 817-8201
             Fax: (415) 817-8225

         (b) If to the Pledgee, at:

             Deutsche Bank Trust Company Americas
             Corporate Trust and Agency Services
             100 Plaza One, MS: 0603
             Jersey City, NJ 07311
             Attention:  Carmina Bitar Day
             Tel: (201) 593-6832
             Fax: (201) 593-6420
             with a copy to the Administrative Agent at:

             Lehman Commercial Paper Inc.
             745 Seventh Avenue
             New York, New York 10019
             Attention: Frank Turner/Rich Divito
             Tel: (212) 526-2696/(212) 526-2425
             Fax: (646) 758-1986/(646) 758-4618

         22. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee.

         23. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that the Pledgor may not assign any of its rights or obligations under this Agreement without the prior consent of the Pledgee. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

         24. GOVERNING LAW; SUBMISSION TO JURISDICTION. (a) THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE AND MATTERS RELATING TO THE CREATION, VALIDITY, ENFORCEMENT OR PRIORITY OF THE SECURITY INTERESTS CREATED BY THIS AGREEMENT, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF (OTHER THAN
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT AS MAY BE REQUIRED BY OTHER MANDATORY PROVISIONS OF LAW.

         (b) The Pledgor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Pledgor hereby irrevocably waives, to the fullest extent permitted by applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Pledgor hereby irrevocably appoints Corporation Service Company the "Process Agent"), with an office on the date hereof at 1177 Avenue of the Americas, 17th Floor, New York, NY 10036, as its agent to receive on its behalf and on behalf of its property, service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Service upon the Process Agent shall be deemed to be personal service on the Pledgor and shall be legal and binding upon the Pledgor for all purposes notwithstanding any failure to mail copies of such (b) legal process to the Pledgor, or any failure on the part of the Pledgor to receive the same. Nothing herein shall affect the right of the Pledgee to serve process in any other manner permitted by applicable Law or any right of the Pledgee to bring legal action or proceedings in any other competent jurisdiction. The Pledgor further agrees that the aforesaid courts of the State of New York and of the United States of America for the Southern District of New York shall have exclusive jurisdiction with respect to any claim or counterclaim of the Pledgor based upon the assertion that the rate of interest charged in respect of any of the Secured Obligations under any Financing Document is usurious. To the extent permitted by applicable Law, the Pledgor further irrevocably agrees to the service of process of any of the aforementioned courts in any suit, action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, return receipt requested, to the Pledgor at the address referenced in Section 21.

         (c) The Pledgor agrees that it will at all times continuously maintain an agent to receive service of process in the State of New York on behalf of itself and its properties, and, in the event that for any reason the agent mentioned above shall not serve as agent for the Pledgor to receive service of process in the State of New York on its behalf, the Pledgor shall promptly appoint a successor satisfactory to the Pledgee so to serve, advise the Pledgee thereof, and deliver to the Pledgee evidence in writing of the successor agent's acceptance of such appointment. The foregoing provisions constitute, among other things, a special arrangement for service among the parties to this Agreement for the purposes of 28 U.S.C. (S) 1608.

         (d) To the extent the Pledgor may, in any action or proceeding arising out of or relating to this Agreement, be entitled under any applicable Law to require or claim that the Pledgee post security for costs or take similar action, the Pledgor hereby irrevocably waives and agrees not to claim the benefit of such entitlement.

         25. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES TO ENTER INTO THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS.

         26. WAIVER. The Pledgor waives any claim it may now or hereafter have against the Pledgee or any Lender for any consequential, exemplary or positive damages or in connection with relating to this Agreement or the other Financing Documents.

         27. ACKNOWLEDGMENT AND AGREEMENT OF ISSUER. The Issuer agrees and acknowledges the pledge by the Pledgor of the Limited Liability Company Interests hereunder. The Issuer represents and warrants that on the date hereof
(i) the Limited Liability Company Interests consist of the number and type of interests described in Annex A hereto; (ii) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the Issuer as is set forth in Annex A hereto;
(iii) all of the Limited Liability Company Interests have been duly authorized and, at the Closing Date, are and will be validly issued, fully paid and nonassessable, free and clear of all Liens and adverse claims, other than the Liens in favor of the Pledgee created hereby; (iv) the pledge by the Pledgor of, and the granting of a security interest in, the Limited Liability Company Interests to the Pledgee, does not violate the charter, by-laws, Limited Liability Company Agreement or any other agreement governing the Issuer or the Limited Liability Company Interests, (v) all Limited Liability Company Interests are represented by Certificate No. 1 registered in the name of the Pledgor and
(vi) the Issuer has duly noted the pledge of the Limited Liability Company Interests to the Pledgee on its books and records. The Issuer further covenants and agrees that, unless otherwise notified by the Pledgee, (a) the Issuer shall deliver all certificates representing additional Limited Liability Company Interests to the Pledgee, (b) no additional class of limited liability company interest of the Issuer shall be created after the date hereof, (c) all distributions in respect of the Collateral consisting of the Limited Liability Company Interests shall be held by the Pledgee and applied pursuant to Section 6 and (d) subject to the terms of the Limited Liability Company Agreement, the Pledgee or its assignee shall be entitled to become a member of the Issuer without the consent of the Issuer or any member of the Issuer and to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or assignee.

         28. THIRD PARTY BENEFICIARIES. The parties hereto agree that the provisions hereof are for the benefit of the Collateral Agent and the Lenders and that the Collateral Agent and the Lenders shall be third party beneficiaries of this Agreement.

         IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                           PLEDGOR

                                           PG&E CORPORATION,


                                           By________________________________
                                             Name:
                                             Title:

                                           ADMINISTRATIVE AGENT

                                           LEHMAN COMMERCIAL PAPER INC.

                                           By________________________________
                                             Name:
                                             Title:

                                           PLEDGEE

                                           DEUTSCHE BANK TRUST COMPANY
                                           AMERICAS, as Collateral Agent for the
                                           benefit of the Lenders

                                           By________________________________
                                             Name:
                                             Title:

                                           ISSUER

                                           PG&E NATIONAL ENERGY GROUP, LLC



                                           By_______________________________
                                             Name:
                                             Title:

                                                                         ANNEX A
                                                                              to
                                                            LLC PLEDGE AGREEMENT

                   LIST OF LIMITED LIABILITY COMPANY INTERESTS

           Name of                      Type of
   Limited Liability Company            Interest               Percentage Owned
   -------------------------  ---------------------------      ----------------
        PG&E NATIONAL         Limited liability company              100%
      ENERGY GROUP, LLC       membership interests, other
                              than the Class B Units

                                                                         ANNEX B
                                                                              to
                                                            LLC PLEDGE AGREEMENT

                             CHIEF EXECUTIVE OFFICE

                                PG&E Corporation
                       One Market, Spear Tower, Suite 2400
                             San Francisco, CA 94105

                                                                         ANNEX C
                                                                              to
                                                            LLC PLEDGE AGREEMENT




         Form of Agreement Regarding Limited Liability Company Interests



                  AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of June 25, 2002, among PG&E CORPORATION (the "Pledgor"), DEUTSCHE BANK TRUST COMPANY AMERICAS (the "Pledgee"), as Collateral Agent for the benefit of the Lenders, and PG&E National Energy Group, LLC, as the issuer of the Limited Liability Company Interests (as defined below) (the "Issuer").

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Pledgor, the Lenders and the Pledgee have entered into the Amended and Restated LLC Pledge Agreement, dated as of June 25, 2002 (as amended, restated, modified or supplemented from time to time, the "LLC Pledge Agreement"), under which, among other things, in order to secure the payment of the Secured Obligations (as defined in the LLC Pledge Agreement), the Pledgor will pledge to the Pledgee, and grant a security interest in favor of the Pledgee in, all of the right, title and interest of the Pledgor in and to any and all Limited Liability Company Interests (as defined in the LLC Pledge Agreement); and

                  WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the LLC Pledge Agreement in the Limited Liability Company Interests, to vest in the Pledgee control of the Limited Liability Company Interests and to provide for the rights of the parties under this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Limited Liability Company Interests without the further consent by the registered owner (including the Pledgor), and not to comply with any instructions or orders regarding any or all of the Limited Liability Company Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

                  2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Limited Liability Company Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the

Pledgee in the Limited Liability Company Interests has been registered in the books and records of the Issuer.

                  3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Limited Liability Company Interests to the Pledgee, does not violate the charter, by-laws, Limited Liability Company Agreement (as defined in the LLC Pledge Agreement) or any other agreement governing the Issuer or the Limited Liability Company Interests, and (ii) the Limited Liability Company Interests are fully paid and nonassessable, and (iii) it has not entered into and will not enter into any control agreement other than this Agreement with respect to the Limited Liability Company Interests.

                  4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                     Deutsche Bank Trust Company Americas
                     Corporate Trust and Agency Services
                     100 Plaza One, MS: 0603
                     Jersey City, NJ 07311
                     Attention:  Carmina Bitar Day
                     Tel: (201) 593-6832
                     Fax: (201) 593-6420

                     with a copy to the Administrative Agent at:

                     Lehman Commercial Paper Inc.
                     745 Seventh Avenue
                     New York, New York 10019
                     Attention: Frank Turner/Rich Divito
                     Tel: (212) 526-2696/(212) 526-2425
                     Fax: (646) 758-1986/(646) 758-4618

                  5. Until the Pledgee shall have delivered written notice to the Issuer that all of the Secured Obligations have been paid in full, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Limited Liability Company Interests from the Issuer for the account of the Pledgee only by wire transfers to the following address:

                           ________________________________
                           ________________________________
                           ________________________________
                           ABA No.: _______________________
                           Account in the Name of: ________
                           Account No.:  __________________

                  6. Except as expressly provided otherwise in Sections 4 and 5, all notices provided for hereunder shall be in writing and in the English language (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by facsimile (i) shall immediately be confirmed by a telephone call to the recipient at the number specified below, or to such other number as shall be designated by such party in a written notice to the other parties hereto and (ii) shall be followed promptly by a hard copy original thereof by express courier) and faxed or delivered, to the address or facsimile number specified below or to such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices (i) sent by express courier will be effective upon receipt by the addressee and (ii) transmitted by facsimile will be effective when sent and facsimile confirmation received, except that all notices to the Pledgee shall not be effective until actually received. The Pledgor and the Issuer acknowledge and agree that any agreement of the Pledgee to receive notices by telephone and facsimile is solely for the convenience and at the request of the Pledgor or the Issuer, as the case may be. The Pledgee shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Pledgor or the Issuer, as the case may be, to give such notice and the Pledgee shall not have any liability to the Pledgor or the Issuer or any other Person on account of any action taken or not taken by the Pledgee in reliance upon such telephonic or facsimile notice. All notices shall be addressed as follows:

                  (a)  if to the Pledgor, at:

                       PG&E Corporation
                       One Market, Spear Tower, Suite 2400
                       San Francisco, CA 94105
                       Attention:  Chief Counsel
                       Tel: (415) 817-8201
                       Fax: (415) 817-8225

                  (b)  if to the Pledgee, at:

                       Deutsche Bank Trust Company Americas
                       Corporate Trust and Agency Services
                       100 Plaza One, MS: 0603
                       Jersey City, NJ 07311
                       Attention:  Carmina Bitar Day
                       Tel: (201) 593-6832
                       Fax: (201) 593-6420

                       with a copy to the Administrative Agent at:

                       Lehman Commercial Paper Inc.
                       745 Seventh Avenue
                       New York, New York 10019
                       Attention: Frank Turner/Rich Divito
                       Tel: (212) 526-2696/(212) 526-2425
                       Fax: (646) 758-1986/(646) 758-4618

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

                  (c)  if to the Issuer, at:

                       PG&E National Energy Group, LLC
                       7500 Old Georgetown Road
                       Bethesda, MD 20814-6161
                       Attention:  General Counsel
                       Tel.: (301) 280-6815
                       Fax.: (301) 280-6319

                  7. The Issuer hereby acknowledges to the provisions of the LLC Pledge Agreement and the rights of the Pledgee thereunder, including without limitation the rights of the Pledgee to receive and retain as part of the Collateral pursuant to Section 6 of the LLC Pledge Agreement any Limited Liability Company Assets that may be distributed on account of the Limited Liability Interest to Pledgor.

                  8. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in the manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

                  9. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws (other than Section 5-1401 of the New York General Obligations Law), except as may be required by other mandatory provisions of law.

                  IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                                PLEDGOR

                                                PG&E CORPORATION

                                                By_____________________________
                                                  Name:
                                                  Title:

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

                                          PLEDGEE

                                          DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS, as Collateral Agent for the
                                          benefit of the Lenders

                                          By_________________________________
                                            Name:
                                            Title:

                                          ISSUER

                                          PG&E NATIONAL ENERGY GROUP, LLC,

                                          By_________________________________
                                            Name:
                                            Title:

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